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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 25, 2002




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



              Delaware                  1-15343               73-1462856
          (State or other           (Commission           (I.R.S. Employer
          jurisdiction of           File Number)          Identification No.)
          incorporation)



One Technology Center, Tulsa, Oklahoma                                  74103
(Address of principal executive offices)                              (Zip Code)




        Registrant's telephone number, including area code: 918-547-6000




                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

         On February 25, 2002, Williams Communications Group, Inc. (the "Registrant") announced that it is continuing discussions with its bank group to develop a plan to restructure its balance sheet. The Registrant announced that among the alternatives under consideration is a possible negotiated Chapter 11 reorganization.

Item 7. Financial Statements and Exhibits.

         The Registrant files the following exhibit as part of this report:

         Exhibit 99. Copy of the Registrant's press release, dated February 25,
                     2002, publicly announcing the items reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILLIAMS COMMUNICATIONS GROUP, INC.



                                       /s/ KATHRYN J. KINDELL
Date: February 28, 2001                -----------------------------------------
                                       Name: Kathryn J. Kindell
                                       Title: Assistant Corporate Secretary



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99                Copy of the Registrant's press release, dated February 25,
                  2002, publicly announcing the items reported herein.